Exhibit 99.1

McorpCX, Inc. Announces Executive & Board Changes

San Francisco, CA, (October 3, 2019) -- Customer experience solutions company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) has announced that Mr. Rajesh Makhija has informed the Company’s board of directors of his intention to resign for personal reasons as the Company’s President and Chief Executive Officer effective on September 30, 2019. In connection with his resignation as the Company’s President and Chief Executive Officer, Mr. Makhija also resigned from the Company’s board of directors, effective on the same date.

The Company’s board of directors has appointed Mr. Gregg Budoi as the Company’s Interim President and Chief Executive Officer. Mr. Budoi has previously served as the Company’s President and Chief Executive Officer and is intimately familiar with its operations.

Additionally, the Company’s board of directors has appointed Mr. Giuseppe Perone to serve as a director effective immediately. Mr. Perone is a Canadian lawyer serving as an executive and director for various public and private companies in the resource and technology sectors. He is currently a director of Interlapse Technologies Corp. (TSXV: INLA / OTCQB: INLAF) and Corporate Secretary of TAG Oil Ltd. (TSX: TAO / OTCQX: TAOIF). Mr. Perone’s expertise covers securities, corporate commercial, M&A capital markets’ matters, regulatory compliance and corporate governance.

About McorpCX

McorpCX (http://mcorp.cx) is a customer experience services company targeting the global Customer Experience Management (CEM) market estimated by marketsandmarkets to grow from USD$5.06 Billion in 2016 to USD$13.18 Billion by 2021. Customers range from Fortune 100 brands to fast-moving mid-market leaders and other customer-centric companies. McorpCX is focused on pursuing value-enhancing growth opportunities for its shareholders.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Investors: ir@mcorp.cx

Website: http://mcorp.cx

Twitter: @McorpCX (https://twitter.com/mcorpcx)

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations as well as the anticipated growth of the Global Customer Experience Management (CEM) market. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

SOURCE McorpCX, Inc.